Exhibit 10.4

SECOND AMENDMENT TO INTELLECTUAL PROPERTY AGREEMENT

This Second Amendment to the Intellectual Property Agreement (the “Second Amendment”) is entered into as of March 29, 2013, and amends that certain Intellectual Property Agreement dated August 10, 2009  (as subsequently amended, the “Agreement”) by and between OCWEN FINANCIAL CORPORATION a corporation organized under the laws of the State of Florida (“OCWEN” or together with its Affiliates “OCWEN Group”), and ALTISOURCE SOLUTIONS S.À R.L., a limited liability company organized under the laws of the Grand Duchy of Luxembourg (“ALTISOURCE” or together with its Affiliates “ALTISOURCE Group”).

Recitals

WHEREAS, in addition to the Agreement, OCWEN and ALTISOURCE have also entered into a Services Agreement, a Technology Products Services Agreement, and a Data Center and Disaster Recovery Services Agreement, each dated as of the Effective Date and the Support Services Agreement dated August 10, 2009 (collectively, the “Services Agreements”), by which ALTISOURCE agreed to provide various Services to OCWEN (as defined in the respective Services Agreements); and

WHEREAS, in conjunction with the Services Agreements, the Agreement governs the licensing of the Licensed Intellectual Property (as therein defined);

WHEREAS, OCWEN and ALTISOURCE have since entered into the First Amendment to the Intellectual Property Agreement (the “First Amendment”), whereby the parties agreed to amend Section 6 of the Agreement (Term and Renewal) in order to extend the term of the Agreement; and

WHEREAS, now the parties desire to amend the term of the Agreement along with other provisions of the Agreement.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Amendment to Section 6, Term and Renewal, of the Agreement.  Section 6, Term and Renewal, of the Agreement is hereby deleted in its entirety and restated as follows:

“6. Term and Renewal.

(a)                                 Initial Term. This Agreement shall commence on the Effective Date and shall extend until August 31, 2025 (the “Initial Term”), or the earlier date upon which this Agreement has been otherwise terminated in accordance with the terms hereof.

(b)                                 Renewal Term. Subject to the provisions of Sections 2(b) and 9, this Agreement will survive for the Initial Term and will automatically renew for four (4) two (2) year increments following the Initial Term (each a “Renewal Term”); provided that (a) each Party has fully complied with its obligations under this Agreement and has maintained a performance standard acceptable to the other Party during the prior term and (b) the Agreement has not been terminated.”

2.                                      Amendment to Schedule I and Schedule II to the Agreement.  Schedule I (Altisource Intellectual Property) and Schedule II (Licensed Intellectual Property) to the Agreement are hereby deleted in their entirety and replaced with the version of Schedule I and Schedule II attached to this Second Amendment, and incorporated herein by this reference.  For avoidance of doubt, the effective date of any grant of rights as to the Intellectual Property identified in Schedule I and Schedule II caused by or resulting from the Agreement shall be (a) the effective date of the Agreement for all Intellectual Property that was listed in Schedule I and Schedule II to the Agreement prior to any amendment thereto, (b) the effective date of the First Amendment for all Intellectual Property that was listed in Schedule I and Schedule II to the First Amendment but not listed in Schedule I and Schedule II to the Agreement, and (c) the effective date of this Second Amendment for all Intellectual Property that is listed in Schedule I and Schedule II to this Second Amendment but not listed in Schedule I and Schedule II to the Agreement or the First Amendment. For avoidance of doubt, any grant of rights caused by or resulting from the Agreement as to an Intellectual Property asset identified in Schedule I or Schedule II that is a pending application shall apply to any Intellectual Property asset that ultimately registers, issues, or otherwise grants from such pending application.

3.                                      Documentation of Assignments.  To effectuate the assignment of the Intellectual Property not previously part of Schedule I to the Agreement or Schedule I to the First Amendment, which is added to Schedule I of the Agreement via this Second Amendment, OCWEN (whether through itself or through its Affiliates) will execute assignments in form substantially similar to those attached hereto as Exhibit A.1-A.3.

4.                                Execution.  This Second Amendment may be signed in counterparts with the same effect as if both parties had signed one and the same document. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement. Counterparts shall become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterpart. This Second Amendment and its counterparts may be executed by providing an electronic signature under the terms of the Electronic Signatures Act, 15 U.S.C. § 7001 et seq., and may not be denied legal effect solely because it is in electronic form or permits the completion of the business transaction referenced herein electronically instead of in person.

5.                                Agreement in Full Force and Effect as Amended.  The terms and conditions of this Second Amendment shall prevail over any conflicting terms and conditions in the Agreement. Capitalized terms that are used in this Second Amendment not otherwise defined herein shall have the meanings ascribed to them in the Agreement. Except as specifically amended or waived hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean the Agreement as amended by this Second Amendment. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Second Amendment, as though the terms and obligations of the Agreement were set forth herein.

[The Remainder of this Page has been Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed as of the date first written above by their duly authorized representatives.

OCWEN FINANCIAL CORPORATION

By	/s/ John Britti
	Name:	John Britti
	Title:	Executive Vice President & CFO

ALTISOURCE SOLUTIONS S.À R.L.

By	/s/ William B. Shepro
	Name:	William B. Shepro
	Title:	Manager

SCHEDULE I

ALTISOURCE INTELLECTUAL PROPERTY

Part A to Schedule I of Intellectual Property Agreement:

Patents

Patents

Issued

U.S. PTO Patent No.	Issue Date	Title	Inventors
7,412,418	8/12/2008	Expense Tracking, Electronic Ordering, Invoice Presentment, and Payment System and Method

William C. Erbey, Russell Bulman, Robert J. Leist, Mary Edgecomb, Donald Vetal, Armand Bonola, Stephanie Hudson, Jeffrey Neufeld, Debra Toussaint-Blackman, Rosemary Weaver, Sandra Blum, Federico Bucspun

Pending

Ser. No.	Filing Date	Title	Inventors
U.S. 10/918,699	8/16/2004	Method and System for Providing Customer Relations Information	William C. Erbey, Scott Paul Conradson
U.S. 10/937,879	9/10/2004	Method and System for Vendor Management	Ralph J. Behmoiras William C. Erbey Arthur J. Castner Christopher Kennedy Keith S. Reno
U.S. 09/512,845	2/25/2000	Method for Workflow Processing Through Computer Network	Ravi Ramanathan Edmund M. Johnson Michael A. Graves
U.S. 10/408,079	4/4/2003	Method and Apparatus for Providing Selective Access to Information	Scott William Anderson
U.S. 10/102,104	3/19/2002	Management and Reporting System and Process for Use with Multiple Disparate Database	Christopher M. Ruby Chase N. Tessman Michael R. Langolf
U.S. 10/957,689	10/5/2004	Management and Reporting System and Process for Use with Multiple Disparate Database	Christopher M. Ruby Chase N. Tessman Michael R. Langolf
U.S. 11/141,209	6/1/2005	Call Center Services System and method	Dale Pickford
U.S. 11/301,247	12/13/2005	Product Optimizer	Christopher Kennedy William Erbey Bryan Hurley
U.S. 11/727,225	4/4/2003	Method and Apparatus for Providing Selective Access to Information	Scott William Anderson
U.S. 11/803,306	5/22/2006	Method and system for Loan Closing	William Erbey Christopher Kennedy Bryan Hurley

U.S. 11/802,308	5/22/2007	Method And System For Exchange	William Erbey Christopher Kennedy Bryan Hurley Andrew Combs
U.S. 12/111,714	04/29/2008 (parent filing 12/08/2003)	Expense Tracking, Electronic Ordering, Invoice Presentment, and Payment System and Method	William C. Erbey Russell Bulman Robert J. Leist Mary Edgecomb Donald Vetal Armand Bonola Stephanie Hudson Jeffrey Neufeld Debra Toussaint-Blackman Rosemary Weaver Sandra Blum Federico Bucspun
U.S. 12/335,196	12/15/2008	Vendor Assurance	Christopher Kennedy Bryan Hurley
U.S. 12/731,888	3/25/2010	Method and System for Collections Optimization	William C. Erbey Ron Faris Ashish Pandey Amanjeet Saluja Deepak Dhayanithy Saurav Chawla Seth Carter
U.S. 12/334,168	12/12/2008	METHODS AND SYSTEMS FOR NETWORK LOAN MARKETING	Christopher Kennedy
U.S. 12/404,958	3/16/2009	EXPENSE TRACKING, ELECTRONIC ORDERING, INVOICE PRESENTMENT, AND PAYMENT SYSTEM AND METHOD	Russell Bulman; Sandra Blum
U.S. 60/163,228	3/25/2009	APPARATUS AND METHOD FOR MODELING LOAN ATTRIBUTES	SALUJA, Amanjeet; GUPTA, Ankush; DHAYANITHY, Deepak; GUGLANI, Raman;
IN 2743 MUM 2008	12/31/2008	Method and System for Collections Optimization	William C. Erbey Ron Faris Ashish Pandey Amanjeet Saluja Deepak Dhayanithy Saurav Chawla Seth Carter
IN 979 MUM 2009	4/15/2009	APPARATUS AND METHOD FOR MODELING LOAN ATTRIBUTES	SALUJA, Amanjeet; GUPTA, Ankush; DHAYANITHY, Deepak; GUGLANI, Raman;

Part B to Schedule I of Intellectual Property Agreement:

Trademarks

Trademarks

Registered

Country	Trademark	Reg. No.	Class
European Community	REALSynergy & Design (Black & White)	6380951	09, 36, 38
European Community	REALSynergy Logo (Black & White)	6380943	09, 36, 38
European Community	REALTRANS	1174531	38
European Community	REALTRANS & Arrow Design	1174515	38
European Community	REALTRANS.COM	1174440	38
European Community	WWW.REALTRANS.COM	1174473	38
Japan	REALSAMM	4690653	09
Switzerland	REALPORTAL	578928	09, 42
Switzerland	REALSAMM	578931	09
Switzerland	REALSERVICING	578930	09, 42
Switzerland	REALSynergy & Design (Black & White)	569462	09
Switzerland	REALSynergy Logo (Black & White)	569461	09
Switzerland	REALTRANS	578929	38
Taiwan	REALSAMM	092007306	09
United States of America	REALPORTAL	3333964	09, 42
United States of America	REALREMIT	3083245	09
United States of America	REALREMIT	3283741	38
United States of America	REALREMIT	3493927	35, 36
United States of America	REALSAMM	2863435	09
United States of America	REALSERVICING	2813709	09, 42
United States of America	REALSYNERGY	2729544	09
United States of America	REALSynergy & Design (Black & White)	3481637	09
United States of America	REALSynergy Logo (Black & White)	3334360	09
United States of America	REALTRANS	2470168	38
United States of America	WE MAKE YOUR LOANS WORTH MORE	3410572	35, 36
Benelux	ALTISOURCE*	1179382	09, 35, 36, 38, 39, 42
Benelux	ALTISOURCE PORTFOLIO SOLUTIONS*	1179383	09, 35, 36, 38, 39, 42

Pending

Country	Mark	App. No.	Class
European Community	THINKING AHEAD. DELIVERING TODAY.	8210155	09, 35, 36, 38, 42

European Community	REALDOC	8216673	09, 39, 42
India	THINKING AHEAD. DELIVERING TODAY.	1804060	09, 35, 36, 38, 42
India	REALDOC	1807108	09, 39, 42
India	REALPORTAL	1701114	09, 42
India	REALREMIT	1701116	09, 35, 36, 38
India	REALSAMM	1701113	09
India	REALSERVICING	1701115	09, 42
India	REALSYNERGY	1701111	09
India	REALSynergy & Design (Black & White)	1613797	09
India	REALSynergy Logo (Black & White)	1613796	09
India	REALTRANS	1701112	38
Norway	THINKING AHEAD. DELIVERING TODAY.		09, 35, 36, 38, 42
Switzerland	THINKING AHEAD. DELIVERING TODAY.		09, 35, 36, 38, 42
Switzerland	REALDOC	506092009	09, 39, 42
Switzerland	REALREMIT	583202008	09, 35, 36, 38
Switzerland	REALSYNERGY	583182008	09
Turkey	THINKING AHEAD. DELIVERING TODAY.		09, 35, 36, 38, 42
United States of America	REALDOC	77/596166	09, 39, 42
United States of America	THINKING AHEAD. DELIVERING TODAY.	77/593386	09, 35, 36, 38, 42
United States of America	BELTLINE ROAD	85/595694	36
Uruguay	THINKING AHEAD. DELIVERING TODAY.	401.096	09, 35, 36, 38, 42
Benelux	ALTISOURCE PORTFOLIO SOLUTIONS & Design*	1182601	09, 35, 36, 38, 39, 42
Canada	ALTISOURCE*	1437569	09, 35, 36, 38, 39, 42
Canada	ALTISOURCE PORTFOLIO SOLUTIONS*	1437570	09, 35, 36, 38, 39, 42
European Community	ALTISOURCE*	8226177	09, 35, 36, 38, 39, 42, 45
European Community	ALTISOURCE PORTFOLIO SOLUTIONS*	8226185	09, 35, 36, 38, 39, 42, 45
India	ALTISOURCE*	Awaiting	09, 35, 36, 38, 39, 42

India	ALTISOURCE PORTFOLIO SOLUTIONS*	Awaiting	09, 35, 36, 38, 39, 42
Mauritius	ALTISOURCE*	MUM0909355	09, 35, 36, 38, 39, 42
Mauritius	ALTISOURCE PORTFOLIO SOLUTIONS*	MUM0909356	09, 35, 36, 38, 39, 42
Norway	ALTISOURCE*	200904134	09, 35, 36, 38, 39, 42
Norway	ALTISOURCE PORTFOLIO SOLUTIONS*	200904135	09, 35, 36, 38, 39, 42
Switzerland	ALTISOURCE*	54711/2009	09, 35, 36, 38, 39, 42
Switzerland	ALTISOURCE PORTFOLIO SOLUTIONS*	54708/2009	09, 35, 36, 38, 39, 42
Turkey	ALTISOURCE*	Awaiting	09, 35, 36, 38, 39, 42
Turkey	ALTISOURCE PORTFOLIO SOLUTIONS*	Awaiting	09, 35, 36, 38, 39, 42
United States of America	ALTISOURCE*	77/726139	09, 35, 36, 38, 39, 42
United States of America	ALTISOURCE PORTFOLIO SOLUTIONS*	77/726143	09, 35, 36, 38, 39, 42
Uruguay	ALTISOURCE*	401631	09, 35, 36, 38, 39, 42

* Denotes intellectual property that was owned by Altisource Portfolio Solutions S.A. (formerly known as Altisource Portfolio Solutions S.à r.l., formerly known as Ocwen Luxembourg S.à r.l.) prior to the Separation.

Part C to Schedule I of Intellectual Property Agreement:

Domain Names

Domain Names

alti-ltd.com

altiportfoliosolutions.com

alti-ps.com

altisource.ch

altisourcelimited.com

altisource-ltd.com

altisourceportfoliosolution.com

altisource-ps.com

altisource-pslimited.com

altisourceus.com

ora-rmsi.com

pmos-llc.com

premiumtitleservices.com

realportal.com

realremit.com

realsamm.biz

realsamm.com

realservicing.biz

realservicing.net

realtrans.biz

realtrans.com

realtrans.info

realtrans.net

synergysoftware.com

Alitsourcebid.com

Alitsourcebid.net

Alitsourcebid.org

Alitsourcebid.us

Alitsourcebid.biz

Altisourcebid.com

Altisourcebid.net

Altisourcebid.org

Altisourcebid.us

Altisourcebid.biz

Altisourcehomes.com

Altisourcehomes.net

Altisourcehomes.us

Altisourcehomes.org

Altisourcehomes.biz

Altisource-homes.com

Altisource-homes.net

Altisource-homes.us

Altisource-homes.org

Altisource-homes.biz

AltisourceHome.com

Altisourcehome.net

Altisourcehome.us

Altisourcehome.org

Altisourcehome.biz

altisource.eu

altisourceportfoliosolutions.eu

altisource.lu

altisourceportfoliosolutions.lu

altisourceportfoliosolutions.ch

altisource.in

altisourceportfoliosolutions.in

altisource.ca

altisourceportfoliosolutions.ca

altisource.com.mx

altisourceportfoliosolutions.com.mx

altisource.cn

altisourceportfoliosolutions.cn

altisource.tw

altisourceportfoliosolutions.tw

altisource.hk

altisourceportfoliosolutions.hk

altisource.co.nz

altisourceportfoliosolutions.co.nz

altisource.ru

altisourceportfoliosolutions.ru

altisource.net

altisourceportfoliosolutions.net

altisource.org

altisourceportfoliosolutions.org

altisourceportfoliosolution.com

globalservicingsolutions.com

powerdefault.com

powerdefault.net

powerdefaultservices.com

Part D to Schedule I of Intellectual Property Agreement:

Copyrights

Registered Copyrights

Title of Work	Registration No.	Registration Date
IMAP software	TXu000999586	May 22, 2001

Unregistered Copyrights

Title of Material	Location
BROCHURES/GUIDES/PAPERS
Outsourcing for Maximum Returns: Four rules for moving beyond cost cutting to strategic market advantage	http://www.ocwenbusiness.com/BPO/bs_bpo.cfm#
Hybrid Outsourcing Solutions: A case study on what one top loan originator did to slash underwriting costs	http://www.ocwenbusiness.com/BPO/bs_bpo.cfm#
Mortgage Industry Outsourcing Survey: What the Mortgage Industry Players Really Think	http://www.ocwenbusiness.com/BPO/bs_bpo.cfm#
Commercial Outsourcing White Paper	http://www.ocwenbusiness.com/BPO/bs_resources.cfm
Monthly newsletters	http://www.ocwenbusiness.com/
Your Guide to Understanding Mortgage	http://www.ocwencustomers.com/documents/pdf/Servicing_Brochure.pdf
Money Management 101	http://www.ocwencustomers.com/documents/pdf/UandM_Credit.pdf
Making Timely Mortgage Payments	http://www.ocwencustomers.com/documents/pdf/Timely_Payments.pdf
Understanding Your Credit Score	http://www.ocwencustomers.com/em_credit_score.cfm
Ocwen’s 15 Point Loan Servicing Customer Commitment Plan	http://www.ocwencustomers.com/cp_cc.cfm
Global Servicing Solutions Canada Corp. Secures First Master Servicing Contract	http://www.globalservicingsolutions.com/Press/OCN-08-02f.pdf
Global Servicing Solutions LLC Establishes Loan and Real Estate Servicing Office in Canada	http://www.globalservicingsolutions.com/Press/ocn1118f.pdf
Global Servicing Solutions Canada Corp. Receives S&P Commercial Mortgage Servicer Rating	http://www.globalservicingsolutions.com/Press/ocn0223f.pdf
US - Structured Finance Servicer Evaluation - Commercial Mortgage	http://www.globalservicingsolutions.com/Press/OcwenV3.pdf

Servicer : Ocwen
Ocwen Live Wire Newsletters (June 2007 - October 2007)

http://www.ocwenbusiness.com/documents/doc/June_2007_Livewire.doc;
http://www.ocwenbusiness.com/documents/doc/July_2007_Livewire.doc;
http://www.ocwenbusiness.com/documents/doc/August_2007_Livewire.doc;
http://www.ocwenbusiness.com/documents/doc/September_2007_Livewire.doc
http://www.ocwenbusiness.com/documents/doc/October_2007_Livewire.doc

SOFTWARE
REALTrans	Ocwen-India
REALSAMM	Ocwen-India
REALSynergy	Ocwen-India
REALSynergy	Ocwen-India
REALPortal	Ocwen-India
REALRemit	Ocwen-India
REALServicing	Ocwen-India
REALResolution	Ocwen-India
REALDoc	Ocwen-India
CIS (Customizable Imaging System)	Ocwen-India
WEBSITES
globalservicingsolutions.com
ora-rmsi.com
realportal.com
realtrans.com

Part E to Schedule I of Intellectual Property Agreement:

Trade Secrets

Trade Secrets

REALTrans

ORA Web Portal

REALB2B

REALRemit

REALSAMM

REALSynergy

REALPortal

REALServicing

REALResolution (including Loss Mitigation, Foreclosure, Bankruptcy, Eviction, Title Resolution, Mortgage Insurance, Accretion, Mortgage Insurance Reporting, LRM, HMP, REO)

REALDoc

CIS (Customizable Imaging System)

Collection Scripting System

ACCESS Collection System

Integrated Telephony Solution (includes IVR integration)

Customer Relationship Expert (CRE)

Property Manager

Appraisal Manager (part of REALTrans extension)

REALBid (Bid, Auction and Listing site)

Stage V Reporting database and data transformations

Integrations to Ocwen.com website from REAL applications

Matrix

Collateral Management System

PMO (Project Management Office)

SharePoint Repository

Integration of REAL applications with external applications

Full U.S. application based on 61/064,605 (00153) titled Expense Tracking, Electronic Ordering and Payment System and Method; inventors R. Bulman and S. Blum (due date for filing March 14, 2009)

Method and System for Collections Optimization (unfiled patent);

Pre-payment and Default Model (unfiled patent);

Housing Price Index Model

AVRM Model

Behavioral Sciences-Based Call Scripting

Strategic Tracking and Reporting Dashboard

Collector Effectiveness Model for Training and Personnel Selection

Account Scoring Model for Unsecured Collections

Segmentation Model for Unsecured Collections

Optimal Resolution Model for Unsecured Collections

ISAMS (Investor Services Asset Management System)

QA NVP

QA Challenges

IDR

Genesis (Mortgage Insurance Claims Tracking)

LOTT (Loan Onboarding and Tracking tool)

Time & Task Management System (TTS)

Quality (Voice) - TTS

Quality Sampling (Non Voice) - TTS

Operations Reporting (OST)

Attendance Management System

Leave Management

Associate Movement

Balanced Score Card One-To-One

Balanced Score Card Appraisal System

Attrition Risk Profiler

Associate Exit Application

Webcam Registration

BrainFizz

Homeward India - Intranet Site

Centralized Process Updates - Non-Voice

Centralized Process Updates - Voice

Process Knowledge Test - Non Voice

Process Knowledge Test - Voice

Business Process Management Training System (BPMS)

Professional Development Calendar

Sampark Online

TicketOne IT

TicketOne Facilities

Happiness Index

Leader Of the Quarter

Voice of Associates

Password Reset - Local Network

Locker Management System

Accounts Payable Voucher

Café Manager

Automated Billing System

Associate Information Module (AIM)

Power Valuation Services Valuation Review Product

Power Valuation Services Portfolio Review Product

Power Valuation Services Value Reconciliation Product

Power Valuation Services Forensic Review Product

Power Valuation Services Appraisal Review Product

Power Valuation Services Short Sale Review Product

Power Valuation Services Retro Review Product

Power Valuation Services REO Review Product

SCHEDULE II

LICENSED INTELLECTUAL PROPERTY

Part A to Schedule II of Intellectual Property Agreement:

Patents

Patents

Issued

U.S. PTO Patent No.	Issue Date	Title	Inventors
7,412,418	8/12/2008	Expense Tracking, Electronic Ordering, Invoice Presentment, and Payment System and Method

William C. Erbey, Russell Bulman, Robert J. Leist, Mary Edgecomb, Donald Vetal, Armand Bonola, Stephanie Hudson, Jeffrey Neufeld, Debra Toussaint-Blackman, Rosemary Weaver, Sandra Blum, Federico Bucspun

Pending

Ser. No.	Filing Date	Title	Inventors
U.S. 10/918,699	8/16/2004	Method and System for Providing Customer Relations Information	William C. Erbey, Scott Paul Conradson
U.S. 10/937,879	9/10/2004	Method and System for Vendor Management	Ralph J. Behmoiras William C. Erbey Arthur J. Castner Christopher Kennedy Keith S. Reno
U.S. 09/512,845	2/25/2000	Method for Workflow Processing Through Computer Network	Ravi Ramanathan Edmund M. Johnson Michael A. Graves
U.S. 10/408,079	4/4/2003	Method and Apparatus for Providing Selective Access to Information	Scott William Anderson
U.S. 10/102,104	3/19/2002	Management and Reporting System and Process for Use with Multiple Disparate Database	Christopher M. Ruby Chase N. Tessman Michael R. Langolf
U.S. 10/957,689	10/5/2004	Management and Reporting System and Process for Use with Multiple Disparate Database	Christopher M. Ruby Chase N. Tessman Michael R. Langolf
U.S. 11/141,209	6/1/2005	Call Center Services System and method	Dale Pickford
U.S. 11/301,247	12/13/2005	Product Optimizer	Christopher Kennedy William Erbey Bryan Hurley
U.S. 11/727,225	4/4/2003	Method and Apparatus for Providing Selective Access to Information	Scott William Anderson
U.S. 11/803,306	5/22/2006	Method and system for Loan Closing	William Erbey Christopher

Kennedy Bryan Hurley
U.S. 11/802,308	5/22/2007	Method And System For Exchange	William Erbey Christopher Kennedy Bryan Hurley Andrew Combs
U.S. 12/111,714	04/29/2008 (parent filing 12/08/2003)	Expense Tracking, Electronic Ordering, Invoice Presentment, and Payment System and Method	William C. Erbey Russell Bulman Robert J. Leist Mary Edgecomb Donald Vetal Armand Bonola Stephanie Hudson Jeffrey Neufeld Debra Toussaint-Blackman Rosemary Weaver Sandra Blum Federico Bucspun
U.S. 12/335,196	12/15/2008	Vendor Assurance	Christopher Kennedy Bryan Hurley
U.S. 12/731,888	3/25/2010	Method and System for Collections Optimization	William C. Erbey Ron Faris Ashish Pandey Amanjeet Saluja Deepak Dhayanithy Saurav Chawla Seth Carter
U.S. 12/334,168	12/12/2008	METHODS AND SYSTEMS FOR NETWORK LOAN MARKETING	Christopher Kennedy
U.S. 12/404,958	3/16/2009	EXPENSE TRACKING,ELECTRONIC ORDERING, INVOICE PRESENTMENT, AND PAYMENT SYSTEM AND METHOD	Russell Bulman; Sandra Blum
U.S. 60/163,228	3/25/2009	APPARATUS AND METHOD FOR MODELING LOAN ATTRIBUTES	SALUJA, Amanjeet; GUPTA, Ankush; DHAYANITHY, Deepak; GUGLANI, Raman;
IN 2743 MUM 2008	12/31/2008	Method and System for Collections Optimization	William C. Erbey Ron Faris Ashish Pandey Amanjeet Saluja Deepak Dhayanithy Saurav Chawla Seth Carter
IN 979 MUM 2009	4/15/2009	APPARATUS AND METHOD FOR MODELING LOAN ATTRIBUTES	SALUJA, Amanjeet; GUPTA, Ankush; DHAYANITHY, Deepak; GUGLANI, Raman;

Part B to Schedule II of Intellectual Property Agreement:

Trademarks

Trademarks

Registered

Country	Trademark	Reg. No.	Class
European Community	REALSynergy & Design (Black & White)	6380951	09, 36, 38
European Community	REALSynergy Logo (Black & White)	6380943	09, 36, 38
European Community	REALTRANS	1174531	38
European Community	REALTRANS & Arrow Design	1174515	38
European Community	REALTRANS.COM	1174440	38
European Community	WWW.REALTRANS.COM	1174473	38
Japan	REALSAMM	4690653	09
Switzerland	REALPORTAL	578928	09, 42
Switzerland	REALSAMM	578931	09
Switzerland	REALSERVICING	578930	09, 42
Switzerland	REALSynergy & Design (Black & White)	569462	09
Switzerland	REALSynergy Logo (Black & White)	569461	09
Switzerland	REALTRANS	578929	38
Taiwan	REALSAMM	092007306	09
United States of America	REALPORTAL	3333964	09, 42
United States of America	REALREMIT	3083245	09
United States of America	REALREMIT	3283741	38
United States of America	REALREMIT	3493927	35, 36
United States of America	REALSAMM	2863435	09
United States of America	REALSERVICING	2813709	09, 42
United States of America	REALSYNERGY	2729544	09
United States of America	REALSynergy & Design (Black & White)	3481637	09
United States of America	REALSynergy Logo (Black & White)	3334360	09
United States of America	REALTRANS	2470168	38
United States of America	WE MAKE YOUR LOANS WORTH MORE	3410572	35, 36

Pending

Country	Mark	App. No.	Class
European Community	THINKING AHEAD. DELIVERING TODAY.	8210155	09, 35, 36, 38, 42
European Community	REALDOC	8216673	09, 39, 42
India	THINKING AHEAD. DELIVERING TODAY.	1804060	09, 35, 36, 38, 42
India	REALDOC	1807108	09, 39, 42
India	REALPORTAL	1701114	09, 42

India	REALREMIT	1701116	09, 35, 36, 38
India	REALSAMM	1701113	09
India	REALSERVICING	1701115	09, 42
India	REALSYNERGY	1701111	09
India	REALSynergy & Design (Black & White)	1613797	09
India	REALSynergy Logo (Black & White)	1613796	09
India	REALTRANS	1701112	38
Norway	THINKING AHEAD. DELIVERING TODAY.		09, 35, 36, 38, 42
Switzerland	THINKING AHEAD. DELIVERING TODAY.		09, 35, 36, 38, 42
Switzerland	REALDOC	506092009	09, 39, 42
Switzerland	REALREMIT	583202008	09, 35, 36, 38
Switzerland	REALSYNERGY	583182008	09
Turkey	THINKING AHEAD. DELIVERING TODAY.		09, 35, 36, 38, 42
United States of America	REALDOC	77/596166	09, 39, 42
United States of America	THINKING AHEAD. DELIVERING TODAY.	77/593386	09, 35, 36, 38, 42
Uruguay	THINKING AHEAD. DELIVERING TODAY.	401.096	09, 35, 36, 38, 42

Unregistered Trademarks	Location
RECOVER MORE!	http://www.ocwenbusiness.com/nci.cfm#, http://www.ocwenbusiness.com/
CLOSE MORE LOANS!	http://www.ocwenbusiness.com/bs_loanprocessing.cfm, http://www.ocwenbusiness.com/

http://www.globalservicingsolutions.com/

GLOBAL SERVICING SOLUTIONS	http://www.globalservicingsolutions.com/
GLOBAL EXPERIENCE . . . LOCAL EXPERTISE	http://www.globalservicingsolutions.com/
REALSynergyPLUS	http://www.globalservicingsolutions.com/technology.html
REALResolution	http://www.ocwenbusiness.com/documents/pdf/Moody_s.pdf

Part C to Schedule II of Intellectual Property Agreement:

Domain Names

Domain Names

ora-rmsi.com

pmos-llc.com

premiumtitleservices.com

realportal.com

realremit.com

realsamm.biz

realsamm.com

realservicing.biz

realservicing.net

realtrans.biz

realtrans.com

realtrans.info

realtrans.net

synergysoftware.com

Part D to Schedule II of Intellectual Property Agreement:

Copyrights

Registered Copyrights

Title of Work	Registration No.	Registration Date
IMAP software	TXu000999586	May 22, 2001

Unregistered Copyrights

Title of Material	Location
BROCHURES/GUIDES/PAPERS
Outsourcing for Maximum Returns: Four rules for moving beyond cost cutting to strategic market advantage	http://www.ocwenbusiness.com/BPO/bs_bpo.cfm#
Hybrid Outsourcing Solutions: A case study on what one top loan originator did to slash underwriting costs	http://www.ocwenbusiness.com/BPO/bs_bpo.cfm#
Mortgage Industry Outsourcing Survey: What the Mortgage Industry Players Really Think	http://www.ocwenbusiness.com/BPO/bs_bpo.cfm#
Commercial Outsourcing White Paper	http://www.ocwenbusiness.com/BPO/bs_resources.cfm
Monthly newsletters	http://www.ocwenbusiness.com/
Your Guide to Understanding Mortgage	http://www.ocwencustomers.com/documents/pdf/Servicing_Brochure.pdf
Money Management 101	http://www.ocwencustomers.com/documents/pdf/UandM_Credit.pdf
Making Timely Mortgage Payments	http://www.ocwencustomers.com/documents/pdf/Timely_Payments.pdf
Understanding Your Credit Score	http://www.ocwencustomers.com/em_credit_score.cfm
Ocwen’s 15 Point Loan Servicing Customer Commitment Plan	http://www.ocwencustomers.com/cp_cc.cfm
Global Servicing Solutions Canada Corp. Secures First Master Servicing Contract	http://www.globalservicingsolutions.com/Press/OCN-08-02f.pdf
Global Servicing Solutions LLC Establishes Loan and Real Estate Servicing Office in Canada	http://www.globalservicingsolutions.com/Press/ocn1118f.pdf
Global Servicing Solutions Canada Corp. Receives S&P Commercial Mortgage Servicer Rating	http://www.globalservicingsolutions.com/Press/ocn0223f.pdf

US - Structured Finance Servicer Evaluation - Commercial Mortgage Servicer : Ocwen	http://www.globalservicingsolutions.com/Press/OcwenV3.pdf
Ocwen Live Wire Newsletters (June 2007 - October 2007)

http://www.ocwenbusiness.com/documents/doc/June_2007_Livewire.doc; http://www.ocwenbusiness.com/documents/doc/July_2007_Livewire.doc; http://www.ocwenbusiness.com/documents/doc/August_2007_Livewire.doc; http://www.ocwenbusiness.com/documents/doc/September_2007_Livewire.doc; http://www.ocwenbusiness.com/documents/doc/October_2007_Livewire.doc

SOFTWARE
REALTrans	Ocwen-India
REALSAMM	Ocwen-India
REALSynergy	Ocwen-India
REALPortal	Ocwen-India
REALRemit	Ocwen-India
REALServicing	Ocwen-India
REALResolution	Ocwen-India
REALDoc	Ocwen-India
CIS (Customizable Imaging System)	Ocwen-India
WEBSITES
globalservicingsolutions.com
ora-rmsi.com
realportal.com
realtrans.com

Part E to Schedule II of Intellectual Property Agreement:

Trade Secrets

Trade Secrets

REALTrans

ORA Web Portal

REALB2B

REALRemit

REALSAMM

REALSynergy

REALPortal

REALServicing

REALResolution (including Loss Mitigation, Foreclosure, Bankruptcy, Eviction, Title Resolution, Mortgage Insurance, Accretion, Mortgage Insurance Reporting, LRM, HMP, REO)

REALDoc

CIS (Customizable Imaging System)

Collection Scripting System

ACCESS Collection System

Integrated Telephony Solution (includes IVR integration)

Customer Relationship Expert (CRE)

Property Manager

Appraisal Manager (part of REALTrans extension)

REALBid (Bid, Auction and Listing site)

Stage V Reporting database and data transformations

Integrations to Ocwen.com website from REAL applications

Matrix

Collateral Management System

PMO (Project Management Office)

SharePoint Repository

Integration of REAL applications with external applications

Full U.S. application based on 61/064,605 (00153) titled Expense Tracking, Electronic Ordering and Payment System and Method; inventors R. Bulman and S. Blum (due date for filing March 14, 2009)

Method and System for Collections Optimization (unfiled patent);

Pre-payment and Default Model (unfiled patent);

Housing Price Index Model

AVRM Model

Behavioral Sciences-Based Call Scripting

Strategic Tracking and Reporting Dashboard

Collector Effectiveness Model for Training and Personnel Selection

Account Scoring Model for Unsecured Collections

Segmentation Model for Unsecured Collections

Optimal Resolution Model for Unsecured Collections

ISAMS (Investor Services Asset Management System)

QA NVP

QA Challenges

IDR

Genesis (Mortgage Insurance Claims Tracking)

LOTT (Loan Onboarding and Tracking tool)

Time & Task Management System (TTS)

Quality (Voice) - TTS

Quality Sampling (Non Voice) - TTS

Operations Reporting (OST)

Attendance Management System

Leave Management

Associate Movement

Balanced Score Card One-To-One

Balanced Score Card Appraisal System

Attrition Risk Profiler

Associate Exit Application

Webcam Registration

BrainFizz

Homeward India - Intranet Site

Centralized Process Updates - Non-Voice

Centralized Process Updates - Voice

Process Knowledge Test - Non Voice

Process Knowledge Test - Voice

Business Process Management Training System (BPMS)

Professional Development Calendar

Sampark Online

TicketOne IT

TicketOne Facilities

Happiness Index

Leader Of the Quarter

Voice of Associates

Password Reset - Local Network

Locker Management System

Accounts Payable Voucher

Café Manager

Automated Billing System

Associate Information Module (AIM)

Power Valuation Services Valuation Review Product

Power Valuation Services Portfolio Review Product

Power Valuation Services Value Reconciliation Product

Power Valuation Services Forensic Review Product

Power Valuation Services Appraisal Review Product

Power Valuation Services Short Sale Review Product

Power Valuation Services Retro Review Product

Power Valuation Services REO Review Product

EXHIBIT A.1 - INTENT TO USE TRADEMARK ASSIGNMENT

WHEREAS, HOMEWARD RESIDENTIAL, INC., a Delaware corporation, (“ASSIGNOR”), having a place of business at: 1525 S. Beltline Road, Coppell, Texas 75019, USA, is the owner of all right, title, and interest in and to the trademarks listed in Schedule 1 attached hereto (hereinafter the “Trademarks”); and

WHEREAS, BELTLINE ROAD INSURANCE AGENCY, INC., a Texas corporation, (“ASSIGNEE”), having a place of business at: 1525 S. Beltline Road, Coppell, Texas 75019, USA seeks to acquire all right, title, and interest in and to the Trademarks and the registrations and applications therefor, along with the ongoing business and the goodwill of the business pertaining thereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ASSIGNOR does hereby assign to ASSIGNEE all right, title, and interest in and to the Trademarks, including all applications and registrations for the Trademarks, including the portion of the business to which the marks pertain, such business being ongoing and existing, together with the goodwill of the business symbolized by the Trademarks, and the right to sue for and collect all awards, proceeds, and compensation accruing for past infringements of the Trademarks. In furtherance hereof, ASSIGNOR hereby agrees to execute any and all additional documents to accomplish and/or record this Assignment.

IN WITNESS WHEREOF, the parties have caused this Intent To Use Trademark Assignment to be executed and effective as of March 29, 2013 by their duly authorized representatives.

ASSIGNOR

By:	/s/ John Britti
Name: John Britti
Title: CFO

ASSIGNEE

By:	/s/ Steve Massey
Name: Steve Massey
Title: President

SCHEDULE 1 TO EXHIBIT A.1 - INTENT TO USE TRADEMARK ASSIGNMENT

LISTING OF TRADEMARKS

Country	Trademark	App. No.	Class
United States	BELTLINE ROAD	85/595694	36

EXHIBIT A.2 - DOMAIN NAME ASSIGNMENT

WHEREAS, HOMEWARD RESIDENTIAL, INC., a Delaware corporation, (“ASSIGNOR”), having a place of business at: 1525 S. Beltline Road, Coppell, Texas 75019, USA, is the owner of the domain names listed in Schedule 1 attached hereto (hereinafter the “Domain Names”);

WHEREAS, ASSIGNOR desires to transfer to ALTISOURCE SOLUTIONS, INC., a corporation organized under the laws of the state of Delaware (“ASSIGNEE”), having a place of business at: 2002 Summit Boulevard, Suite 600, Atlanta, Georgia 30319, all right, title, and interest in and to the Domain Names; and

WHEREAS, ASSIGNEE is desirous of acquiring said Domain Names.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ASSIGNOR does hereby assign, transfer, and convey to ASSIGNEE all of ASSIGNOR’s right, title, and interest in and to the Domain Names.  In furtherance hereof, ASSIGNOR hereby agrees to execute any and all additional documents to accomplish this Assignment.

IN WITNESS WHEREOF, the parties have caused this Domain Name Assignment to be executed and effective as of March 29, 2013 by their duly authorized representatives.

ASSIGNOR

By:	/s/ John Britti
Name: John Britti
Title: CFO

ASSIGNEE

By:	/s/ John Barrack
Name: John Barrack
Title: Treasurer

SCHEDULE 1 TO EXHIBIT A.2 - DOMAIN NAME ASSIGNMENT

LISTING OF DOMAIN NAMES

POWERDEFAULT.COM

POWERDEFAULT.NET

POWERDEFAULTSERVICES.COM

EXHIBIT A.3 - TRADE SECRET ASSIGNMENT

WHEREAS, OCWEN FINANCIAL CORPORATION, a Florida corporation, (“ASSIGNOR”), having a place of business at: 1661 Worthington Road, Suite 100, West Palm Beach, FL 33409, USA, is the owner (whether directly or through its subsidiaries) of all right, title, and interest in and to certain confidential or proprietary processes, technology, know-how, inventions, internally developed software, and other information relating to the subject matter identified in Schedule 1 attached hereto (hereinafter the “Trade Secrets”);

WHEREAS, ASSIGNOR desires to transfer to ALTISOURCE SOLUTIONS S.À R.L., a société à responsabilité limitée organized under the laws of Luxembourg (“ASSIGNEE”), having a place of business at: 291 route d’Arlon, L-1150 Luxembourg, all right, title, and interest in and to the Trade Secrets; and

WHEREAS, ASSIGNEE is desirous of acquiring said right, title, and interest in and to the Trade Secrets.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ASSIGNOR and ASSIGNEE hereby agree as follows:

1.              ASSIGNOR hereby warrants that ASSIGNOR owns all right, title, and interest in and to the Trade Secrets.

2.              ASSIGNOR hereby assigns to ASSIGNEE all right, title, and interest in and to the Trade Secrets.  For avoidance of doubt, such assignment shall include the following rights, of which ASSIGNOR shall retain none for itself:

a.              the sole right to bring suit and recover damages for past, present, and future infringement and/or misappropriation of the Trade Secrets;

b.              the sole right to use, sell, offer for sale, license, offer for license, improve upon, and file copyright and/or patent applications relating to the Trade Secrets;

c.               the sole right to any documentation describing or relating to the Trade Secrets; and

d.              the sole right to license, assign, or otherwise transfer any or all rights in the Trade Secrets to any third party.

3.              ASSIGNOR hereby warrants that, as of the effective date of this Trade Secret Assignment, ASSIGNOR shall:

a.              not intentionally retain any documentation describing or relating to the Trade Secrets;

b.              in the event any documentation describing or relating to the Trade Secrets is discovered within the possession, custody, or control of ASSIGNOR, immediately notify ASSIGNEE of such documentation and provide all copies of such documentation to ASSIGNEE;

c.               not use any information relating to the Trade Secrets without the express consent of ASSIGNEE;

d.              not derive any benefit from information relating to the Trade Secrets which may be within the knowledge of certain of ASSIGNOR’S (or its affiliates’) employees without the permission of ASSIGNEE;

e.               provide reasonable access to any of ASSIGNOR’S (or its affiliates’) employees that possess knowledge necessary to derive value from the Trade Secrets so that ASSIGNEE may derive such value from the Trade Secrets;

f.                not disclose any information relating to the Trade Secrets to any third party; and

g.               not assert any claim of ownership to the Trade Secrets.

4.              ASSIGNOR and ASSIGNEE agree that the identification of Trade Secrets in Schedule 1 shall be interpreted to include all information reasonably related to each identified Trade Secret that is necessary to receive the commercial benefits associated with such Trade Secret.

IN WITNESS WHEREOF, the parties have caused this Trade Secret Assignment to be executed and effective as of March 29, 2013 by their duly authorized representatives.

ASSIGNOR

By:	/s/ John Britti
Name: John Britti
Title: Executive Vice President and CFO

ASSIGNEE

By:	/s/ William B. Shepro
Name: William B. Shepro
Title: Manager

SCHEDULE 1 TO EXHIBIT A.3 - TRADE SECRET ASSIGNMENT

LISTING OF TRADE SECRET SUBJECT MATTER

ISAMS (Investor Services Asset Management System)

QA NVP

QA Challenges

IDR

Genesis (Mortgage Insurance Claims Tracking)

LOTT (Loan Onboarding and Tracking tool)

Time & Task Management System (TTS)

Quality (Voice) - TTS

Quality Sampling (Non Voice) - TTS

Operations Reporting (OST)

Attendance Management System

Leave Management

Associate Movement

Balanced Score Card One-To-One

Balanced Score Card Appraisal System

Attrition Risk Profiler

Associate Exit Application

Webcam Registration

BrainFizz

Homeward India - Intranet Site

Centralized Process Updates - Non-Voice

Centralized Process Updates - Voice

Process Knowledge Test - Non Voice

Process Knowledge Test - Voice

Business Process Management Training System (BPMS)

Professional Development Calendar

Sampark Online

TicketOne IT

TicketOne Facilities

Happiness Index

Leader Of the Quarter

Voice of Associates

Password Reset - Local Network

Locker Management System

Accounts Payable Voucher

Café Manager

Automated Billing System

Associate Information Module (AIM)

Power Valuation Services Valuation Review Product

Power Valuation Services Portfolio Review Product

Power Valuation Services Value Reconciliation Product

Power Valuation Services Forensic Review Product

Power Valuation Services Appraisal Review Product

Power Valuation Services Short Sale Review Product

Power Valuation Services Retro Review Product

Power Valuation Services REO Review Product